SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934


     Filed by the registrant (X)
     Filed by a party other than the registrant ( )
     Check the appropriate box:
     (X) Preliminary proxy statement
     ( ) Definitive proxy statement
     ( ) Definitive additional materials
     ( ) Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        FLAGSHIP ADMIRAL FUNDS INC.
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              (Name of Registrant as Specified in Its Charter)
                                    N/A
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                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|    No fee required.
         |_|  $125 per Exchange Act Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or
              14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
         |_|  $500 per each party to the controversy pursuant to Exchange
              Act Rule 14a-6(i)(3).
         |_| Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
                                    N/A
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         (2)  Aggregate number of securities to which transactions applies:
                                    N/A
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                    N/A
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         (4)  Proposed maximum aggregate value of transaction:
                                    N/A
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         (5)  Total fee paid::
                                    N/A
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     ( )  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:
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         (2)  Form, schedule or registration statement no.:
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         (3)  Filing party:
                                    N/A
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         (4)  Date filed:
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                           [Flagship Letterhead]


November __ , 1996

Dear Flagship Admiral Funds Inc. Shareholder:

We are pleased to announce that Flagship Resources Inc. plans to merge with The John Nuveen Company. The merger with Nuveen will help Flagship serve a broader set of investors' needs, providing a range of investment products and services for conservative investors and the financial advisers who serve them.

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Central Time, at the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. Subject to shareholder approval at this meeting, we plan to merge Flagship's portfolio management, sales and service operations with Nuveen's corresponding divisions.

The Board of Directors of your fund has unanimously determined that the proposals you will vote on are advisable and in the best interests of all shareholders. The merger should lead to the following benefits:

     (  )  Increased fund administration and operating efficiencies.

     (  )  Access to a wider range of investment products.

     (  )  Greater choices in the method for purchasing shares.

The enclosed proxy statement describes these proposals in greater detail.

Whether or not you plan to join us at the meeting, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted.

We appreciate your continued support and confidence.

Very truly yours,



Bruce P. Bedford
Chairman of the Board


                        FLAGSHIP ADMIRAL FUNDS INC.

               The Golden Rainbow A James Advised Mutual Fund
                        Flagship Utility Income Fund


                             One Dayton Centre
                           One South Main Street
                             Dayton, Ohio 45402

                 Notice of Special Meeting of Shareholders
                             December 12, 1996


              A Special Meeting of Shareholders of each of the above referenced Funds (each a "Fund"), each of which is a series of the Flagship Admiral Funds Inc. (the "Admiral Funds"), a Maryland corporation, will be held at the 31st floor conference room of John Nuveen & Co. Incorporated 333 West Wacker Drive, Chicago, Illinois on Thursday, December 12, 1996 at 10:00 a.m., (Central Time) for the following purposes:

         1. To approve new investment advisory agreements to take effect upon the acquisition of Flagship Resources Inc. by The John Nuveen Company.

         2.       To approve a new Rule 12b-1 Plan with John Nuveen & Co.
                  Incorporated.

         3.       To elect eight (8) Directors to the Board of Directors.

         4. To transact such other business as may properly come before the Meeting.

              Shareholders of record at the close of business on October 18, 1996 are entitled to notice of and to vote at the Meeting.





Michael D. Kalbfleisch
Secretary


November__, 1996



                        FLAGSHIP ADMIRAL FUNDS INC.

                              PROXY STATEMENT

                   FOR A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON DECEMBER 12, 1996

INTRODUCTION

         This proxy statement is solicited by the Board of Directors (the "Board") of the Admiral Funds for voting at the special meeting of shareholders of each Fund named below to be held at 10:00 a.m., (Central
Time) on Thursday, December 12, 1996, at the 31st floor conference room of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about November , 1996.

         Each share of the Admiral Funds is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.

         Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as Directors for the Fund and FOR Proposals 1 and 2. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

         Proposal 3 (election of Directors) requires a plurality vote of the shares of the Admiral Funds. This means that the eight nominees receiving the largest number of votes will be elected. Proposals 1 and 2 require the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

         On Proposal 3, the shareholders of the Funds will vote in the aggregate and not by Fund. On Proposal 1 each Fund will vote separately. On Proposal 2, the each class of shares of each Fund will vote separately as a class.

         The By-Laws of the Admiral Funds provides that the presence at a shareholder meeting in person or by proxy of at least a majority of the shares of the Admiral Funds entitled to vote constitutes a quorum. Thus, the meeting for the Admiral Funds could not take place on its scheduled date if less than a majority of the shares of the Admiral Funds were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Admiral Funds is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting for the Admiral Funds to permit further soliciting of proxies from shareholders of the Admiral Funds. Any such adjournment will require the affirmative vote of a majority of the shares of the Admiral Funds (or series) present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Admiral Funds' shareholders.

         The Meeting is scheduled as a joint meeting of the respective shareholders of both Funds because the shareholders of both Funds will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best in-terest of each of the Funds shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint Meeting and moves for an adjournment of such Fund's Meeting to a time immediately after the Meeting so that such Fund's Meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

         In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Proposal 3, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Proposals 1 and 2, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Proposal. Proxies solicited and signed in accordance with voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

         The Board of Directors of the Admiral Funds recommends that you vote for on all Proposals.

         The shareholders of each Fund are being asked to vote upon three Proposals. For each Fund, approval of each of Proposals 2 and 3 is conditional upon the approval of Proposal 1.

         The Board of the Admiral Funds has fixed the close of business on October 18, 1996 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:


                                                      Class A      Class C
Fund                                                   Shares      Shares

The Golden Rainbow A James Advised Mutual Fund
Flagship Utility Income Fund


DESCRIPTION OF THE TRANSACTIONS

         The Meeting is being called to consider approval of new advisory agreements and the other proposals of the Funds in connection with the sale of Flagship Resources, Inc. ("Flagship") to The John Nuveen Company, the parent company of Nuveen and Nuveen Advisory Corp. ("Nuveen Advisory"). An Agreement and Plan of Merger dated as of July 16, 1996, pursuant to which Flagship and its subsidiaries, Flagship Financial Inc. (the "Adviser") and Flagship Funds Inc. (the "Distributor") will be acquired by The John Nuveen Company (the "Acquisition") has been executed by the parties thereto. In consideration for the Acquisition, shareholders of Flagship will receive, in the aggregate, $18 million in cash plus shares of The John Nuveen Company valued at $45 million (plus or minus certain adjustments based on the total assets under management as of the closing date), plus up to $20 million of additional contingent merger consideration based on the cumulative performance of the combined municipal bond mutual fund business, commencing January 1, 1997 and concluding December 31, 2000 (the "Contingent Payment Period"). Specifically, the additional contingent consideration will be paid (i) if the municipal bond mutual fund business and managed account business achieves 15% annual growth in assets under management over the Contingent Payment Period, (ii) if operating margins and pricing for such business over such period remains at least as favorable to Flagship and The John Nuveen Company as current operating margins and pricing, and (iii) if certain aggregate cost savings are achieved in such business over such period. Subsequent to the Acquisition, The John Nuveen Company will consider reorganizations or consolidations of the businesses and operations of Flagship.

         The Acquisition transaction is expected to close on or prior to December 31, 1996 and is subject to various conditions, including the receipt of shareholder approval by funds for which Flagship provides investment advisory services that represent at least 92.5% of the assets of all such funds of new investment advisory agreements with Nuveen Advisory and the receipt of the approval of the boards of such funds of distribution agreements with Nuveen. In addition, the Acquisition is conditioned upon investment advisory clients (other than the funds), which represent at least 92.5% of the assets for which any Flagship company provides investment advisory services, consenting to the assignment of their contracts. Bruce P. Bedford and Richard P. Davis have agreed to sign long-term employment contracts with Nuveen that provide that upon consummation of the Acquisition, Mr. Bedford shall serve as Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis shall serve as a Vice president of Nuveen, Director of the Broker-Dealer Group of Nuveen and General Manager of Nuveen's Dayton operations. In addition both Mr. Bedford and Mr. Davis will serve on Nuveen's management committee. In the view of the Board and Flagship Financial Inc., there should be no material changes in the portfolio management and investment operations of the Funds after the transaction, although investment operations will be consolidated with those of Nuveen.

         Consummation of the Acquisition would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment advisory agreement with the Adviser. As required by the 1940 Act, each current investment advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, a new investment advisory agreement between each Fund and Nuveen Advisory is being proposed for approval by shareholders of each Fund.

         The transactions contemplated by the Acquisition were presented to the Board of Directors of the Admiral Funds for consideration at a number of Board meetings. The Board, including a majority of the Directors who are not interested persons voted to approve the transactions contemplated by the Acquisition. The independent directors retained their own counsel to assist them in evaluating the transaction and the various proposals. The Board of Directors concluded unanimously that each of the Proposals set forth in this proxy statement is in the best interests of each Fund.

         During its review and deliberations, the Board of Directors evaluated the potential benefits, detriments and costs to each Fund and its shareholders of the proposed Acquisition. The Board received information regarding the new advisory agreement and 12b-1 plan that would be entered into by each Fund, including a comparison of the proposed fee structure and expense ratios with the existing structure and ratios. The Board received information from Nuveen Advisory and Nuveen regarding their management, history, qualifications and other relevant information, including portfolio transaction practices. Representatives of Nuveen made presentations and were available for questions at the meetings. The Board conducted additional due diligence meetings with Nuveen personnel at their offices.

         With respect to the Utility Income Fund, the Board considered the qualifications and capabilities of Nuveen Advisory to serve as investment adviser for the Funds. In this regard, the Board noted the fact that Nuveen Advisory has been in operation since 1976 and has extensive experience managing investment companies, with approximately $32 billion in assets under management. In addition, Nuveen Advisory is a part of a larger organization that provides investment advice to or credit surveillance for a larger number of registered investment companies, including open-end funds, exchange-traded funds, and unit investment trusts. Total assets under management or credit surveillance by Nuveen and its affiliates is in excess of $45 billion.

         In evaluating the Acquisition, including the new advisory agreement with Nuveen Advisory, the Board determined that Fund shareholders would likely benefit from affiliation with the Nuveen organization for several reasons, including the greater financial strength of the sponsoring entity and Nuveen's larger technological infrastructure. In addition the Board considered that Bruce P. Bedford and Richard P. Davis have agreed to sign long-term employment contracts with Nuveen that provide that Mr. Bedford shall serve as an Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis will serve as a Vice President of Nuveen, Director of the Broker-Dealer group of Nuveen and General Manager of Nuveen's Dayton operations. In addition, both Mr. Bedford and Mr. Davis will serve on Nuveen's Management Committee. The Board also considered the fact that potential benefits from the larger Nuveen organization were being obtained with the expected retention of the current portfolio managers for the Funds, as members of the Nuveen organization. Similarly, the benefits will be obtained with no significant changes in the portfolio management and operations of the Funds. Moreover, with the proposed change in the investment adviser, Fund shareholders would gain access to a broader array of investments products through the Fund's exchange privilege.

         In evaluating the transactions contemplated by the Acquisition, the Board also considered the qualifications and capabilities of Nuveen to serve as principal underwriter for the Funds and, with respect to certain classes of Fund shares, to receive Rule 12b-1 payments. In this regard, the Board noted the fact that Nuveen has been in operation since 1898 and serves as the principal underwriter for open-end funds with assets in excess of $6 billion and has served as co-managing underwriter for approximately $25 billion of exchange-traded funds. The Board determined that Fund shareholders would likely benefit from the proposed change in distribution in that Nuveen brings a national sales organization and multi-channel distribution system to the Funds, which should result in greater distribution, with resulting administrative and operating efficiencies to the Funds from asset growth. The independent Directors also considered the proposed continuing role of senior Flagship personnel in distribution of the Fund. In addition, following the Acquisition, the Funds would offer additional classes of shares, which would provide existing and future shareholders the benefit of greater choices in the method for purchasing shares and should enhance the distribution capabilities of the Funds with the attendant potential for growth and administrative and operating efficiencies. The Board noted the costs associated with sponsoring classes of shares that require the financing of distribution expenses, which costs would be effectively borne by Nuveen.

         Specifically with regard to fees and expenses, the Board considered the current fee and expense structure, historical expense ratios, expense limitations and voluntary reimbursements as compared to the fee and expense structure proposed. The Board also reviewed the proposed fees as compared to those of comparable funds. The Board determined that the proposed agreements were beneficial and in the best interests of the Funds in that the contractual rates for investment advisory fees, Rule 12b-1 services and Rule 12b-1 distribution fees were within the range of rates for comparable funds and, in addition, the aggregate would be the same or lower than the current fee structure for each current class of each Fund's shares. With regard to the Flagship Utility Income Fund (the "Utility Income Fund"), the Board specifically considered the proposed modification of the graduated rates and new breakpoints used to calculate the investment advisory fee. In evaluating the new advisory agreement for the Utility Income Fund, the Board considered the nature and quality of services to be provided; the performance of funds managed by Nuveen Advisory with other comparable funds; the proposed investment advisory fee and expense ratios for the Fund and for comparable investment companies, including those currently advised by Nuveen Advisory and the anticipated profitability to Nuveen Advisory from managing the Fund. The Board also considered the undertaking by Nuveen Advisory to continue the policy followed by the Adviser with regard to the Funds to waive fees or reimburse expenses to the extent necessary to maintain a competitive distribution rate.

         The Board considered the agreement between Flagship and The John Nuveen Company pursuant to which The John Nuveen Company and Flagship would share all the costs and expenses of preparing printing and mailing the proxy statements and other solicitation materials related to the required approvals by the shareholders of the Admiral Funds.

         The Adviser and Nuveen Advisory have assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the Adviser or Nuveen Advisory. Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Acquisition whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Adviser and Nuveen Advisory are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Acquisition. Nuveen has agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Acquisition, and will indemnify the shareholders and the independent Directors of the Admiral Funds for any losses from imposition of an unfair burden.

         Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all its disinterested Directors of the Admiral Funds, unanimously determined that the transactions contemplated by the Acquisition, including the new advisory agreements and the 12b-1 plan and related agreements for the Funds, are advisable and in the best interests of each Fund and their shareholders, and recommended the approval of each of the following Proposals by the shareholders at the Meeting.



                                 PROPOSAL 1
APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
Introduction

         The Adviser acts as investment manager to the Golden Rainbow A James Advised Mutual Fund (the "Golden Rainbow Fund") pursuant to an investment management agreement, and James Investment Research, Inc. acts as investment adviser to the Golden Rainbow Fund pursuant to an advisory agreement between James Investment Research, Inc., the Adviser and the Golden Rainbow Fund. Under this arrangement, James Investment Research, Inc. supervises and arranges the purchase of securities subject to the authority of the Adviser to assure compliance by the Adviser with applicable law and Fund's investment objectives and policies. The Adviser also acts as investment adviser to the Utility Income Fund pursuant to a separate investment advisory agreement. Each adviser's administrative obligations include: (i) assisting in supervising all aspects of the Admiral Funds' operations; (ii) providing the Admiral Funds, at Flagship's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration; and (iii) providing the Admiral Funds, at Flagship's expense, with adequate office space and related services.

         Upon the Acquisition of Flagship, as described above, the investment advisory agreement for each of the Funds will immediately terminate by operation of law. In order for the Utility Income Fund to receive advisory services from Nuveen Advisory, shareholders must approve a new investment advisory agreement (the "New Advisory Agreement") with Nuveen Advisory. The New Advisory Agreement is attached hereto as Exhibit A.

         It is currently anticipated that the tri-party arrangement between the Golden Rainbow Fund, the Adviser and James Investment Research, Inc. will remain the same. This contract does not by its terms, terminate if the Adviser is terminated under its agreement. However, to the extent the Adviser would be deemed to be performing advisory services under the existing advisory arrangement after the Acquisition, shareholder approval would be necessary. Therefore by reapproving the existing investment management agreement with the Adviser, shareholders will also be reapproving the existing advisory agreement with James Investment Research, Inc.

         The Board, including the independent Directors, unanimously approved the New Advisory Agreement between the Utility Income Fund and Nuveen Advisory, as well as the tri-party arrangement between the Golden Rainbow Fund, the Adviser and James Investment Research, Inc., subject to approval by the shareholders of each Fund and the consummation of the Acquisition.

         James Investment Research, Inc.'s principal business address is 1349 Fairground Road, Beavercreek, Ohio 45385. James Investment Research, Inc., which was established in 1972 by Frank James, Ph.D., provides advice to institutional as well as individual clients, including NYSE listed corporations, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals. Pursuant to the Advisory Agreements dated May 30, 1991, among the Golden Rainbow Fund, the Adviser and James Investment Research, Inc. with respect to the Golden Rainbow series, the Adviser pays James Investment Research, Inc. a fee, computed daily and payable monthly, at an annual rate of .55% of the Golden Rainbow Fund's average daily net assets. For the fiscal year ended June 30, 1996, the fee paid to James Investment Research, Inc. was .55% of the average net assets on an annualized basis.

         Pursuant to an Investment Management Agreement dated May 30, 1991, the Adviser, as investment manager to the Golden Rainbow Fund, is paid a fee, computed daily and payable monthly, at an annual rate of .74% of the average daily net assets of the Golden Rainbow Fund. Of this amount the Adviser pays James Investment Research, Inc. as described below. For the fiscal year ended June 30, 1996, the total expenses of the Golden Rainbow Fund and the fee paid to Flagship Financial Inc. expressed as a percentage of the average daily net assets on an annualized basis, were 1.06% and .74% respectively.

         With respect to the Advisory Agreement dated November 27, 1984 with the Utility Income series, the Adviser is paid a fee, computed daily and payable monthly, at an annual rate of .50% of the average daily net assets of such series up to and including $100,000,000, plus .45% of such net assets over $100,000,000 up to and including $200,000,000, plus .40% of such net assets over $200,000,000 up to and including $300,000,000, plus
 .35%of such net assets over $300,000,000 up to and including $500,000,000, plus .30% of such net assets over $500,000,000. For the Utility Income series' fiscal year ended June 30, 1996, the Adviser waived its fee, and the total expenses of the Fund was .98% of the average net assets for Class A shares and 1.52% of the average net assets for Class C shares.

         The Advisory Agreements were last submitted for approval by shareholders on June 4, 1992, with respect to the Golden Rainbow series and December 18, 1984 with respect to the Utility Income series. The Advisory Agreements for all series were last approved by the Board of Directors on August 23, 1996.

         Each Advisory Agreement will terminate automatically upon its assignment and its continuance must be approved annually by the Board or a majority of the particular Fund's outstanding voting shares and in either case, by a majority of the Board's disinterested Directors. Each Advisory Agreement is terminable at any time without penalty by the Directors or by a vote of a majority of the particular Fund's outstanding voting shares on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Admiral Funds.

         The Adviser has agreed that in the event the operating expenses of the series (including fees paid to the Adviser and payments to Flagship Funds Inc. but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the related Advisory Agreement is in effect exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess.

Comparison of the New Advisory Agreement and the Existing Advisory Agreements

         Advisory Services. As noted above, the existing advisory arrangement with respect to the Golden Rainbow Fund will not change, except that Nuveen Advisory will be substituted for the Adviser. However, shareholders are being asked to approve a New Advisory Agreement with Nuveen Advisory with respect to the Utility Income Fund. The following discussion is qualified in its entirety by reference to the Form of the New Advisory Agreement attached hereto as Exhibit A. The Existing Advisory Agreement is discussed above.

         The New Advisory Agreement provides that Nuveen Advisory will provide the same types of services and will act as investment advisor for and manage the investment and reinvestment of the assets of the Utility Income Fund. Nuveen Advisory also will administer the Fund's business affairs, and provide office facilities and equipment and certain clerical, bookkeeping and administrative services. For the services and facilities furnished by Nuveen Advisory, the Utility Income Fund would pay an annual management fee as follows:

Average Daily Net Asset Value               Management Fee

For the first $125 million                    .5000 of 1%
For the next $125 million                     .4875 of 1%
For the next $250 million                     .4750 of 1%
For the next $500 million                     .4625 of 1%
For the next $1 billion                       .4500 of 1%
For assets over $2 billion                    .4250 of 1%


         The new advisory agreement will be dated as of the date of the consummation of the Acquisition. The Acquisition is currently expected to close on or about December 31, 1996 (although it may occur earlier). The new advisory agreement will be in effect until August 1, 1997, and may continue thereafter from year to year if it is continued at least annually by a vote of "a majority of the outstanding voting securities" of such Fund, as defined in the 1940 Act, or by the Board and, in either event, the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

         As noted below under Proposal 2, it is also proposed that each Fund's Rule 12b-1 Plan be amended to authorize the compensation of John Nuveen & Co. Incorporated, as distributor of each class of both Funds pursuant to a Distribution Agreement dated as of the consummation of the Acquisition. Such compensation will be in the form of servicing and distribution fees on the three classes of shares of the Fund. The distribution fee primarily reimburses John Nuveen & Co. Incorporated for providing compensation to authorized dealers, including John Nuveen & Co. Incorporated, either at the time of sale or on an ongoing basis. The service fee payable to John Nuveen & Co. Incorporated is used to compensate authorized dealers, including John Nuveen & Co. Incorporated, in connection with the provision of ongoing account services to shareholders. See Proposal 2. The current distribution plan only authorizes the Fund to reimburse any underwriter, distributor or selling agent for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund.

         The table below shows the current fee arrangements applicable to and expense ratio of each Fund and illustrates the pro forma effect that the New Advisory Agreement and the new 12b-1 fees would have had on fees payable by, and expense ratio of, each Fund had such Agreement and 12b-1
Plans been in effect during the Fund's last fiscal year. There is no assurance that the Funds' actual expenses after the Acquisition will be equal to or less than the current actual expenses, and in some cases, are currently estimated to be higher; actual expenses of the Funds after the Acqui-sition will be a function of the extent to which fee waivers and reimbursements are necessary to maintain a competitive dividend rate consistent with the past practice of the Adviser.


                    Fiscal year     Fiscal year     Fiscal year
                    Average Net     Average Net     Average Net
                    Assets as of    Assets as of    Assets as of
                    6/30/96          6/30/96         6/30/96        Current        Current         Pro  Forma    Pro Forma
Fund                Class A          Class C         Fund           Mgmt Fee $     Mgmt Fee %      Mgmt Fee %    Mgmt Fee $*

Golden Rainbow      193,566,959      N/A            193,566,959     1,434,522       0.74             0.74        1,434,522
Utility Income       25,454,105     5,925,770        31,379,875       157,329       0.50             0.50          157,329


                  *     Pro forma management fees calculated using the average net assets times new breakpoints.



                      Fiscal year
                      Average Net
                      Assets as of
                      6/30/96        Current A        Current A        Pro Forma A       Pro Forma A
Fund                  Class A        12b-1 Fee $      12b-1 Fee %      12b-1 Fee $ *     12b-1 Fee % *

Golden Rainbow       193,566,959      774,268           0.40             774,268             0.40**
Utility Income        25,454,105      102,095           0.40              50,908             0.20


*        Pro forma 12b-1 calculated using the average net assets times new rate.
** Assumes the pro forma 12b-1 rate is the same as the existing rate, therefore dollar amount did not change.



                       Fiscal year
                       Average Net
                       Assets as of
                       6/30/96        Current C        Current C       Pro Forma C       Pro Forma C
Fund                   Class C        12b-1 Fee $      12b-1 Fee %     12b-1 Fee $ *     12b-1 Fee % *

Golden Rainbow         N/A             N/A                 N/A             N/A                N/A
Utility income         5,925,770       56,449              0.95           44,443             0.75


*       Pro forma 12b-1 calculated using the average net assets times new rate.




            Total     Total      Total      Total     Total     Total     Total     Total           Difference
           Current    Current    Current    Current    Pro       Pro       Pro       Pro            Current vs.
           Expense $  Expense %  Expense $  Expense $ Forma     Forma     Forma     Forma           Proforma %
                                                      Expense $ Expense % Expense $ Expense %

Fund      Class       Class      Class      Class      Class     Class     Class    Class       Class        Class
           A           A          C          C          A         A        C         C           A            C

Golden    2,445,841   1.26       N/A        N/A       2,445,841   1.26     N/A      N/A         0.00          N/A
Rainbow

Utility     387,071   1.52     122,792     2.07         335,884   1.32    110,786   1.87        0.20          0.20
Income



* Total columns represent the sum of management fees, 12b-1 fees and other expenses.

** This table assumes that current "other expenses" will be the same as pro forma "other expenses".



Information Concerning
Flagship, the Adviser, the
Admiral Funds and Nuveen
Advisory

Flagship and the Adviser

         The Adviser is 100% owned by Flagship, which in turn is 100% owned by the families of Bruce P. Bedford and Richard P. Davis and various trusts organized for their benefit. Flagship is owned 50% by the Richard P. Davis Trust, 25% by Susan Logan Bedford and 25% by Julie Ann Bedford. The address of Flagship, the Adviser, the Richard P. Davis Trust, Susan Logan Bedford and Julie Ann Bedford is One Dayton Centre, One South Main Street, Dayton, OH 45402.

         The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser are as follows:

           Name and Address                   Principal Occupation

           Bruce P. Bedford  . . . . . . . .  Chairman and Chief Executive
            Chairman, Chief Executive         Officer of Flagship, the
            Officer and Director              Adviser and the Distributor.
            One Dayton Centre
            One South Main Street
            Dayton, Ohio  45402-2030

           Richard P. Davis  . . . . . . . .  President and Chief Operating
            President, Chief Operating        Officer of Flagship, the
            Officer and Director              Adviser and the Distributor.
            One Dayton Centre
            One South Main Street
            Dayton, Ohio  45402-2030

           Michael D. Kalbfleisch  . . . . .  Vice President, Chief
            Vice President, Chief Financial   Financial Officer and
            Officer and Treasurer             Treasurer of Flagship, the
            One Dayton Centre                 Adviser and the Distributor.
            One South Main Street
            Dayton, Ohio  45402-2030

           James P. Dunmyer  . . . . . . . .  Controller of Flagship, the
            Controller                        Adviser, and the Distributor.
            One Dayton Centre
            One South Main Street
            Dayton, Ohio  45402-2030


         In addition, Mr. Bedford is a Director and Chairman of the Board of the Admiral Funds, Mr. Davis is a Director and President of the Admiral Funds and Mr. Kalbfleisch is Treasurer and Secretary of the Admiral Funds.


The Admiral Funds

         The current executive officers of the Admiral Funds are listed below. Each of them hold the same position with each series of the Admiral Funds and has held the office shown or other offices in the same company for the last five years. In addition, Mr. Davis is currently a Director of the Admiral Funds.

          NAME AND ADDRESS               PRINCIPAL OCCUPATION

          Bruce Bedford . . . . . .      Chairman and Chief
          Chairman of the Board          Executive Officer of
          One Dayton Centre              Flagship, the Adviser and
          One South Main Street          the Distributor
          Dayton, Ohio 45402-2030

          Richard P. Davis  . . . .      President and Chief
          President                      Operating Officer of
          One Dayton Centre              Flagship, the Adviser and
          One South Main Street          the Distributor
          Dayton, Ohio 45402-2030

          M. Patricia Madden  . . .      Vice President, Operations
          Vice President                 of the Distributor
          One Dayton Centre
          One South Main Street
          Dayton, Ohio 45402-2030

          Michael D. Kalbfleisch  .      Vice President, Chief
          Treasurer and Secretary        Financial Officer and
          One Dayton Centre              Treasurer of Flagship, the
          One South Main Street          Adviser and the
          Dayton, Ohio 45402-2030        Distributor

          LeeAnne G. Sparling . . .      Director of Portfolio
          Controller                     Operations of the Adviser
          One Dayton Centre
          One South Main Street
          Dayton, Ohio 45402-2030


Nuveen Advisory

         Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, located at 333 West Wacker Drive, Chicago, Illinois 60606, the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities. Nuveen, which maintains the largest research department of all investment banking firms devoted exclusively to municipal securities, has issued over $30 billion of tax-exempt unit trusts since 1961 and currently sponsors 79 management investment company portfolios (including the Funds) with approximately $31.6 billion in tax-exempt securities under management. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a majority-owned subsidiary of The John Nuveen Company, which, in turn, is approximately 78% owned by The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

         The names, addresses and principal occupations of the principal executive officers and the directors of Nuveen Advisory are as follows:

           Name and Address                   Principal Occupation

           Timothy R. Schwertfeger . . . . .  Chairman of the Board and
            Chairman of the Board and         Director, John Nuveen & Co.
            Director (Principal Executive     Incorporated
            Officer)
            333 West Wacker Drive
            Chicago, Illinois 60606

           Anthony T. Dean . . . . . . . . .  President and Director, John
            President and Director            Nuveen & Co. Incorporated
            333 West Wacker Drive
            Chicago, Illinois 60606

           John P. Amboian . . . . . . . . .  Executive Vice President,
            Executive Vice President          John Nuveen & Co.
            333 West Wacker Drive             Incorporated
            Chicago, Illinois 60606


Board Recommendation that Shareholders Approve the New Advisory Agreements

         The Board of Directors of the Admiral Funds has determined that the new advisory agreements are advisable and in the best interests of each Fund's shareholders.

         The Board has unanimously recommended that shareholders vote "FOR" the new advisory agreements.

         In making this recommendation, the Boards considered the following factors, among others:

o Portfolio Management -- The Boards evaluated the qualifications and capabilities of Nuveen Advisory to serve as investment adviser, noting that Nuveen Advisory has extensive experience managing investment companies with approximately $32 billion under management. In addition, Nuveen Advisory is a part of an organization that provides investment advice to or credit surveillance for a large number of open-end and exchange-traded funds. Total assets under management or credit surveillance by Nuveen and affiliates is in excess of $45 billion.

o Fees -- That the proposed contractual rates for investment advisory fees, Rule 12b-1 service and Rule 12b-1 distribution fees were within the range of rates for comparable funds and, in addition, the aggregate would be the same or lower than the current fee structure for each current class of each Fund's shares.

o Increased Investment Choices -- The Funds would offer additional classes of shares, which would provide existing and future shareholders the benefit of an expanded set of purchase options.

o Continuity of Portfolio Management and Distribution Personnel -- It is expected that, subject to normal personnel turnover, the current portfolio managers for the Funds will continue as managers of the Funds and Bruce Bedford and Richard Davis have agreed to sign long-term employment contracts with Nuveen.

                               PROPOSAL 2
                         APPROVAL OF 12b-1 PLAN

         Rule 12b-1, adopted by the SEC under the 1940 Act, governs the adoption of distribution plans. The rule provides, among other things, that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan (the "Plan") adopted in accordance with the rule, that contains certain provisions that have been approved by Board and shareholders. On July 15, 1996, the Board, including all of the disinterested Directors, voted to approve the existing 12b-1 Plan for the Golden Rainbow Fund amended to substitute John Nuveen & Co. Incorporated as distributor and a new 12b-1 plan for the Utility
Income Fund and directed that it be submitted to shareholders of each Fund at the Meeting along with a recommendation that each shareholder approve such respective 12b-1 Plan. The fees for the proposed Plans are the same as or lower than the existing Plans and they operate in substantially the same manner. As a technical matter, existing Plans permit reimbursement of expenses and the proposed Plans permit payment without regard to whether it is a reimbursement. However the Distributor's expenses far exceeded the permitted reimbursements, so as a practical matter this change should have little effect for the foreseeable future.

         A form of the Plan for the Utility Income Fund is attached as Exhibit B and the following summary is qualified in its entirety by reference to such Exhibit B. If approved by the shareholders, the Plan will become effective on the date of the consummation of the Acquisition described above, subject to approval of Proposal 1.

         Flagship Funds Inc., acting as principal underwriter and distributor for the Admiral Funds distributes each class of each Fund's shares. Both Funds are authorized to issue multiple classes of shares under the current Rule 18f-3 and 12b-1 Plan. The Golden Rainbow Fund currently offers only one class of shares, while the Utility Income Fund currently offers two classes--Class A and Class C, although it is allowed to issue two additional classes--Class B and Class Y, which are not currently being offered. After the Acquisition, it is expected that the Utility Income Fund will offer Class B and Class R Shares, which correspond to the Class B and Class Y shares currently authorized to be offered.

         New 12b-1 Plan for Utility Income Fund. Under the new Plan, the Fund is authorized to compensate John Nuveen & Co. Incorporated (the "New Distributor"), as distributor of each class of each Fund pursuant to a Distribution Agreement dated as of the consummation of the Acquisition. For the Utility Income Fund the New Distributor's compensation will be: a service fee of .20% of the average net assets of the Class A shares of the Fund; a service fee of .20% of the average net assets of the Class B shares of the Fund, plus a distribution fee of .75% of the average daily net assets of the Class B shares the Fund; and a service fee of .20% of the average net assets of the Class C shares of the Fund, plus a distribution fee of .55% of the average daily net assets of the Class C shares the Fund. The distribution fee primarily reimburses the New Distributor for providing compensation to authorized dealers, including the New Distributor, either at the time of sale or on an ongoing basis. The service fee payable to the New Distributor is used to compensate authorized dealers, including the New Distributor, in connection with the provision of ongoing account services to shareholders. Such compensation will be accrued daily and paid monthly. Such fees may be in addition to fees paid to the New Distributor or to other authorized dealers and brokers for providing other services to shareholders of the Fund.

         The services for which such authorized dealers will be compensated include, but are not limited to, maintaining account records for shareholders who beneficially own shares; answering inquiries relating to shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling the transmission of funds in connection with the purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board.

         Existing 12b-1 Plan. The existing Plan authorizes the Fund to reimburse any underwriter, distributor or selling agent (a "Seller") for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund. The services for which any such Seller is reimbursed under the existing Plan is substantially similar to that under the proposed Plans. The existing Plan also authorizes the payment of monthly fees to non-affiliated entities who provide marketing and distribution services to the Fund. Reimbursement is made only to Sellers with which the Fund has entered into a Distribution Agreement. Such authority is subject to the discretion of the Board.

         The table below shows, as to the Rule 12b-1 Plan for each class of Shares of each Fund, the date adopted, the date of last amendment (if any), the date last approved by the Directors and the date to which it continues.


                             RULE 12B-1 PLAN

                                          APPROVAL
                                             BY
FUND               ADOPTED     AMENDED    DIRECTORS   CONTINUED TO

Golden Rainbow     5/30/91     _____       8/23/96       8/23/97
Utility Income     8/24/83     6/5/92      8/23/96       8/23/97


         The proposed Rule 12b-1 Plans will be in effect until August 1, 1997, and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" Directors, cast in person at a meeting called for such purpose.

         Pursuant to the proposed Rule 12b-1 Plan, Nuveen will prepare reports to the Board on a quarterly basis for each class of the Fund's Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. Rule 12b-1 requires the Board to review such reports at least quarterly.

         In approving the proposed Rule 12b-1 Plans, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the proposed Rule 12b-1 Plans would benefit the Fund and its shareholders. In doing so, the Board considered several factors, including that the proposed Rule 12b-1 Plans would (i) have the same or lower fees,
(ii) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (iii) facilitate distribution of each Fund's shares, (iv) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (v) permit possible administrative and operating efficiencies through increased fund size.

Board Recommendation

         As a result of its consideration of the foregoing factors, the Board voted to approve the new Rule 12b-1 Plans and to submit them to the shareholders for their approval.

         The Board recommends that shareholders vote "FOR" approval of the new Rule 12b-1 Plans.

                            PROPOSAL 3
                     ELECTION OF BOARD OF DIRECTORS

         A condition to the consummation of the Acquisition is that the Admiral Funds' Board of Directors comply with Section 15(f) of the 1940 Act. The Board is not currently composed of 75% of independent directors.
Section 15(f) provides, in pertinent part, that for a period of three years after the Acquisition, at least 75% of the members of the Board may not be "interested persons" (as defined in the 1940 Act) of Flagship or Nuveen. Therefore it is necessary to elect additional directors.

         The current disinterested Directors (Messrs. Bremner, Castellano, Nezi and Schneider), have nominated eight (8) persons to take office upon each person's election by the shareholders. The nominees include two (2) of the Admiral Funds' current disinterested Directors (Messrs. Bremner and Schneider), four additional disinterested nominees (all four of whom also serve as disinterested members of the boards of other mutual funds managed by Nuveen Advisory) and two nominees who are directors of Nuveen Advisory and who also serve as board members of Nuveen Advisory managed funds. Messrs. Bremner and Schneider also have been nominated to serve as members of other mutual funds managed by Nuveen Advisory.

         The nominees, if elected, will take office upon the consummation of the Acquisition. The term of each person elected as Director will be from election until the next meeting held for the purpose of electing Directors and until his or her successor is elected and qualified. If the advisory agreements are not approved by Shareholders or if the Acquisition is not consummated, the current Directors of the Admiral Funds will continue to serve as the Admiral Funds' Board.

         All of the nominees have consented to serve as Directors. However, if any nominee is not available for election at the time of the Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

         The following table shows each nominee who is standing for election and his age, principal occupation or employment during the past five years and other public board memberships. The table also shows the year in which the nominee was elected to the Board of Directors of the Admiral Funds, or whether the nominee is standing for election for the first time at this Meeting, in addition to shareholdings in each Fund.


                                                   SHARES/PERCENTAGE
           NAME, AGE AND FIVE-                    BENEFICIALLY OWNED
            YEAR BUSINESS           LENGTH OF     AS OF AUG. 8, 1996
              EXPERIENCE             SERVICE            BY FUND

           Robert P. Bremner       Since 1983       Golden Rainbow-
           (56)                                       5,092.852**
           Currently a private
           investor and
           management
           consultant.

           William J. Schneider    Since 1983       Golden Rainbow-
           (52)                                       4,525.68**
           Currently a senior                       Utility Income-
           partner at Miller-                          355.477**
           Valentine Partners,
           Vice President
           Miller-Valentine
           Realty, Inc.

           Lawrence H. Brown         Nominee             None
           (61)
           Retired in August
           1989 as Senior Vice
           President of the
           Northern Trust
           Company

           *Timothy R.               Nominee             None
           Schwertfeger (47)
           Chairman (since
           July 1996) and
           Director of The John
           Nuveen Company, John
           Nuveen & Co.
           Incorporated, Nuveen
           Advisory Corp. and
           Nuveen Institutional
           Advisory Corp.;
           prior thereto,
           Executive Vice
           President of The
           John Nuveen Company,
           John Nuveen & Co.
           Incorporated, Nuveen
           Advisory Corp. and
           Nuveen Institutional
           Advisory Corp.

           Anne E. Impellizzeri      Nominee             None
           (63)
           President and Chief
           Executive Officer of
           Blanton-Peale
           Institute (since
           December 1990);
           prior thereto, Vice
           President of New
           York City
           Partnership (from
           1987 to 1990) and
           Vice President of
           Metropolitan Life
           Insurance Company
           (from 1980 to 1987)

           Margaret K.               Nominee            None
           Rosenheim (69)
           Helen Ross Professor
           of Social Welfare
           Policy, School of
           Social Service
           Administration,
           University of
           Chicago

           Peter R. Sawers (63)      Nominee            None
           Adjunct Professor of
           Business and
           Economics,
           University of
           Dubuque, Iowa;
           Adjunct Professor,
           Lake Forest Graduate
           School of
           Management, Lake
           Forest, Illinois
           (since January
           1992); prior
           thereto, Executive
           Director, Towers
           Perrin Australia
           (management
           consultant);
           Chartered Financial
           Analyst; Certified
           Management
           Consultant

           *Anthony T. Dean          Nominee             None
           (51)
           Director and (since
           July 1996) President
           of The John Nuveen
           Company, John
           Nuveen & Co.
           Incorporated, Nuveen
           Advisory Corp. and
           Nuveen Institutional
           Advisory Corp.;
           prior thereto
           Executive Vice
           President of The
           John Nuveen Company,
           John Nuveen & Co.
           Incorporated, Nuveen
           Advisory Corp. and
           Nuveen Institutional
           Advisory Corp.

* Directors who are or would be "interested persons" as defined in the Investment Company Act of 1940.

**       Less than 1%.


         R. Bremner and W. Schneider serve as board members of two registered investment companies advised by the Adviser. L. Brown, A. Dean,
P. Sawers, T. Schwertfeger, A. Impellizzeri and M. Rosenheim serve as board members of 60 registered investment companies advised by Nuveen Advisory. In addition, A. Dean and T. Schwertfeger serve as board members of six registered investment companies advised by Nuveen Institutional Advisory Corp. The current Directors of the Admiral Funds are Robert P. Bremmer, William J. Schneider, Bruce P. Bedford, Joseph F. Castellano, Richard P. Davis and Paul F. Nezi.

         The Board met 7 times during the Admiral Funds' fiscal year ended June 30, 1996. Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he was a member. The Board does not have an audit committee, nominating committee or a compensation committee.

         The Admiral Funds pay the disinterested Directors $1,250 per quarter each. As reflected above, the Directors currently serve as board members of one other investment companies for which the Adviser serves as investment adviser. Directors or officers who are "interested persons" receive no compensation from the Admiral Funds.

         The table below shows, for each disinterested Director, the aggregate compensation paid or accrued by the Admiral Funds for the fiscal year ended June 30, 1996 and the total compensation that all existing Funds paid to each trustee during the calendar year 1995.


                                                   Total Compensation
                                                   From Admiral Funds
                              Aggregate                    and
                             Compensation             Fund Complex
         Trustee          From Admiral Funds       Paid to Directors

Robert P. Bremner              $5,000                   $25,500

Joseph F. Castellano            $5,000                   $26,500

William J. Schneider            $5,000                   $26,500

Paul F. Nezi                    $5,000                   $26,500


         It is anticipated that, after completion of the Acquisition, the restructured Board of the Admiral Funds will elect new officers who are expected to include persons affiliated with Nuveen.

         As of August 8, 1996, the Directors and executive officers of the Admiral Funds as a group owned 23,757 shares of the Admiral Funds. As of August 8, 1996, no person known to the Admiral Funds have owned beneficially more than five percent of the shares of any class of any Fund.

                            OTHER INFORMATION

General

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by Flagship and The John Nuveen Company, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Admiral Funds, officers and employees of Flagship and Nuveen and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Flagship and Nuveen may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the Adviser and Nuveen. A copy of your Fund's annual report for the fiscal year ended June 30, 1996 is available without charge upon request by writing to the Admiral Funds at One Dayton Centre, One South Main Street, Dayton OH, 45402 or by calling 1-800-414-7447.

Proposals of Shareholders

         Under the By-Laws and under Maryland law, the Admiral Funds are not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 25% of the shares. Since the Admiral Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Admiral Funds no later than four months prior to the date proxy statements are mailed to shareholders.

Other Matters to Come Before the Meeting

         The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

         Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                                       By order of the Board of Directors,


                                       ____________________________________
                                                  Secretary


                   FORM OF INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this day of , 1996, by and between FLAGSHIP UTILITY INCOME FUND, a Maryland Corporation (the "Fund"), and NUVEEN ADVISORY CORP., a Delaware corporation (the "Adviser").

                                WITNESSETH

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of each of the Fund's portfolios as may exist from time to time in accordance with the Fund's investment objective and policies and limitations relating to such portfolio, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of the assets of each portfolio shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's registration statement on Form N-lA under the Securities Act of 1933 and the Investment Company Act of 1940 covering the Fund's shares of beneficial interest, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end, diversified management investment compa-nies.

         The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent and shareholder service agent) for the Fund, to permit any of its officers or employees to serve without compensation as Directors or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee related to each of the Fund's portfolios. For each portfolio, calculated separately, the fees shall be computed at the rate of:

         ---------------------------------------------------------------
         Rate                      Net Assets
         ---------------------------------------------------------------
         .5000%               For the first  $125  million
         .4875%               For the  next  $125  million
         .4750%               For the  next  $250  million
         .4625%               For the  next  $500  million
         .4500%               For the next $1 billion
         .4250%               For assets over  $2  billion

         For the month and year in which this Agreement becomes effective, or terminates, and for any month and year in which a portfolio is added or eliminated from the Fund, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect, or the portfolio shall have existed, during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

         Regardless of any of the above provisions, the Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Fund any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell its shares after exceeding such limitation.

         The net asset value of the Fund shall be calculated as provided in the Articles of Incorporation of the Fund. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

 3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as Directors, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

 4. Subject to applicable statutes and regulations, it is understood that officers, Directors, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as Directors, officers or agents.

5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for a Fund portfolio may also be appropriate for other Fund portfolios or for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund's portfolios and the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by a Fund portfolio and another Fund's portfolio or one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund portfolio or portfolios purchasing such securities and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund portfolios and such other accounts and funds, the size of investment commitments generally held by the Fund portfolios and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7. This Agreement shall be in effect until August 1, 1997 unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

         This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Directors, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, accompanied by appropriate notice.

         This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Fund, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

         Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination

8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9. The Adviser and its affiliates reserve the right to grant, at any time, the use of the name "Nuveen" or the name "Flagship", or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes "Nuveen" or "Flagship" or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

11. The Fund's Articles of Incorporation is on file with the Secretary of the State of Maryland. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Directors, officers or shareholders individually but are binding only upon the assets and property of the Fund.


IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

FLAGSHIP UTILITY INCOME FUND                NUVEEN ADVISORY CORP.


by:____________________________             by:_________________________
         Vice President                         Vice President


Attest:__________________________            Attest:_______________________
         Secretary                                   Assistant Secretary

                                                              Exhibit B

                  FORM OF PLAN OF DISTRIBUTION AND SERVICE
                           PURSUANT TO RULE 12b-1
                            [UTILITY INCOME FUND]

                                                         ____________,1996

         WHEREAS, Flagship Admiral Funds Inc., a Maryland Corporation (the "Fund") engages in business as an open end management investment company and is registered under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Fund employs John Nuveen & Co. Incorporated (the "Distributor") as distributor of the shares of the Fund (the "Shares") pursuant to a Distribution Agreement dated as of , 1996;

         WHEREAS, the Fund is authorized to issue Shares in different classes ("Classes").

         WHEREAS, the Fund desires to adopt a Plan of Distribution and Service pursuant to Rule 12b-1 under the Act ("Rule 12b-1 and the Board of Directors of the Fund has determined that there is a reasonable likelihood that adoption of this Plan of Distribution and Service will benefit the Fund and its shareholders;

         WHEREAS, the Fund has adopted a Multiple Class Plan Pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") to enable the various Classes of Shares to be granted different rights and privileges and to bear different expenses, and has an effective registration statement on file with the SEC containing a Prospectus describing such Classes of Shares;

         WHEREAS, as described in the Rule 18f-3 Plan, the purchase of Class A Shares is generally subject to an up-front sales charge, as set forth in the Fund's Prospectus and Statement of Additional Information, and the purchase of Class B and Class C Shares will not be subject to an up-front sales charge, but in lieu thereof the Class B Shares will be subject to a declining contingent deferred sales charge and Class C Shares will be subject to an asset-based distribution fee, as described below; and

         WHEREAS, Shares representing an investment in Class B will automatically convert to Class A Shares 8 years after the investment, as described in the Prospectus for the Shares-,

         NOW, THEREFORE, the Fund hereby adopts, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

1.       (a)       The Fund is authorized to compensate the Distributor for
                   services performed and expenses incurred by the Distributor in connection with the distribution of Shares of Class A, Class B and Class C of the Fund and the servicing of accounts holding such Shares.

         (b) The amount of such compensation paid during any one year shall consist

                  (i) with respect to Class A Shares of a Service Fee not to exceed .20% of average daily net assets of the Class A Shares of the Fund;

                 (ii) with respect to Class B Shares of a Service Fee not to exceed .20% of average daily net assets of the Class B Shares of the Fund, plus a Distribution Fee not to exceed .75% of average daily net assets of the Class B Shares of the Fund; and

                  (iii) with respect to Class C Shares of a Service Fee not to exceed .20% of average daily net assets of the Class C Shares of the Fund, plus a Distribution Fee not to exceed .55% of average daily net assets of the Class C Shares of the Fund. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

         (c) With respect to Class A Shares, the Distributor shall pay any Service Fees it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Dealer Agreement in effect ("Authorized Dealer", which may include the Distributor) is the dealer of record to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment. The Distributor may retain any Service Fees not so paid.

         (d)      With respect to the Class B Shares, the Distributor:

                  (i) shall retain the Distribution Fee to compensate it for costs associated with the distribution of the Class B Shares, including the payment of broker commissions to Authorized Dealers (which may include the Distributor) who were the dealer of record with respect to the purchase of those shares; and

                  (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee to the Authorized Dealer of record.

              The Distributor may retain any Distribution or Service Fees not so paid.

         (e)      With respect to the Class C Shares, the Distributor:

                  (i) shall pay the Distribution Fee it receives under the Plan with respect to Class C Shares for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations in connection with such share sales; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class C Shares, the Distribution Fee to the extent that it may have pre-paid the Distribution Fee to the Authorized Dealer of record; and

                  (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee to the Authorized Dealer of record.

              The Distributor may retain any Distribution or Service Fees not so paid.

         (f) Services for which such Authorized Dealers may receive Service Fee payment include any or all of the following: maintaining account records for shareholders who beneficially own Shares; answering inquiries relating to the shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for Shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

         (g) Payments of Distribution or Service Fees to any organization as of any quarter-end will not exceed the appropriate amount based on the annual percentages set forth in subparagraphs (c), (d) and (a) above, based on average net assets of accounts for which such organization appeared on the records of the Fund and/or its transfer agent as the organization of record during the preceding quarter.

2. This Plan shall not take effect until the Plan, together with any related agreements), has been approved by votes of a majority of both (a) the Board of Directors of the Fund, and (b) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Directors") cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related Agreement(s).

3. This Plan shall remain in effect until August 1, 1997, and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

4. The Distributor shall provide to the Board of Directors of the Fund and the Board shall review, at least quarterly, a written report of distribution and service-related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

5. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority (as defined in the Act) of the outstanding voting Shares of the Fund.

6. This Plan may not be amended to increase materially the amount of compensation payable by the Fund with respect to Class A, Class B or Class C Shares under paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting Shares of that Class of Shares. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

7. While this Plan is in effect, the selection and nomination of the Directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Directors who are not such interested persons.

8. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

         IN WITNESS WHEREOF, the Fund and Distributor have executed this Plan of Distribution and Servicing as of the day and year first above written.

FLAGSHIP ADMIRAL FUNDS INC.               JOHN NUVEEN & CO. INCORPORATED


By:____________________________           By:_____________________________
         Its Vice President                      Its Vice President



          [The following will be inserted on the top of the proxy card for each Fund]

          A special meeting of shareholders will be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, at the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois at which shareholders will be asked to consider and approve several proposals relating to the proposed merger of Flagship Resources Inc. with The John Nuveen Company. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

          THE BOARD OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND
          URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.  THE
          INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE
          FOLLOWING BENEFITS:

               Increased fund administration and operating efficiencies. Access to a wider range of investment products.
               Greater choices in the method of purchasing shares.

          WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED
          ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                  Please fold at perforation before detaching
          --------------------------------------------------------------

                                   [PROPOSALS]


                             1996 SPECIAL MEETING
                         FLAGSHIP ADMIRAL FUNDS INC.
          The Golden Rainbow A James Advised Mutual Fund
             One Dayton Centre, One South Main Street, Dayton, OH 45402

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.
          If no direction is made this proxy will be voted FOR proposals 1, 2 and 3.

    1.   To approve a new investment advisory          FOR ( )      AGAINST ( )
    agreement to take effect upon the                       ABSTAIN ( )
    acquisition of Flagship Resources Inc. by The John Nuveen Company.

    2.   To approve a new Rule 12b-1 Plan with         FOR ( )      AGAINST ( )
    John Nuveen & Co. Incorporated.                         ABSTAIN ( )

    3.   To elect eight (8) members to the Board       FOR ( )      AGAINST ( )
    of Directors of the Fund.  STOCKHOLDERS                 ABSTAIN ( )
    MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES
    BY STRIKING OUT THE NAME OF SUCH NOMINEE
    OR NOMINEES.
    Robert P. Bremner   William J. Schneider
    Lawrence H. Brown   Timothy R.
    Schwertfeger   Anne E. Impellizzeri
    Margaret K. Rosenheim   Peter R. Sawers
    Anthony T. Dean

    4.   To transact such other business as may        FOR ( )      AGAINST ( )
    properly come before the meeting or any                 ABSTAIN ( )
    adjournments thereof.
                                    (OVER)

 THE GOLDEN RAINBOW SERIES OF FLAGSHIP ADMIRAL FUNDS INC.

                                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS BRUCE P. BEDFORD AND MICHAEL D. KALBFLEISCH AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND STOCK (THE "SERIES") OF FLAGSHIP ADMIRAL FUNDS INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 18, 1996, AT THE 1996 SPECIAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON DECEMBER 12, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              Signature


                                              Signature

                                              Date


                             1996 SPECIAL MEETING
                         FLAGSHIP ADMIRAL FUNDS INC.
                         Flagship Utility Income Fund
             One Dayton Centre, One South Main Street, Dayton, OH 45402

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.
          If no direction is made this proxy will be voted FOR proposals 1, 2 and 3.

    1.   To approve a new investment advisory          FOR ( )      AGAINST ( )
    agreement to take effect upon the                       ABSTAIN ( )
    acquisition of Flagship Resources Inc. by The John Nuveen Company.

    2.   To approve a new Rule 12b-1 Plan with         FOR ( )      AGAINST ( )
    John Nuveen & Co. Incorporated.                         ABSTAIN ( )

    3.   To elect eight (8) members to the Board       FOR ( )      AGAINST ( )
    of Directors of the Fund.  STOCKHOLDERS                 ABSTAIN ( )
    MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES
    BY STRIKING OUT THE NAME OF SUCH NOMINEE
    OR NOMINEES.

    Robert P. Bremner William J. Schneider
    Lawrence H. Brown Timothy R. Schwertfeger
    Anne E. Impellizzeri Margaret K. Rosenheim
    Peter R. Sawers Anthony T. Dean

    4.   To transact such other business as may        FOR ( )      AGAINST ( )
    properly come before the meeting or any                 ABSTAIN ( )
    adjournments thereof.
                                    (OVER)

  THE UTILITY INCOME SERIES OF FLAGSHIP ADMIRAL FUNDS INC.
                                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS BRUCE P. BEDFORD AND MICHAEL D. KALBFLEISCH AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF FLAGSHIP UTILITY INCOME FUND STOCK (THE "SERIES") OF FLAGSHIP ADMIRAL FUNDS INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 18, 1996, AT THE 1996 SPECIAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON DECEMBER 12, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              Signature


                                              Signature

                                              Date